Exhibit 10.1

Execution version

AMENDMENT NO. 1 TO NON-REDEMPTION AGREEMENT

THIS AMENDMENT NO. 1 TO NON-REDEMPTION AGREEMENT (this “Amendment”), dated as of May     , 2022, is made by and among Dynamics Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Dynamics Special Purpose Corp., a Delaware corporation (“DYNS”) and the undersigned investor (the “Investor”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Non-Redemption Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, DYNS and the Investor are parties to that certain non-redemption agreement dated as of December 19, 2021 (the “Non-Redemption Agreement”).

WHEREAS, pursuant to Section 4.09 of the Non-Redemption Agreement, the Non-Redemption Agreement may be amended by written agreement executed by the Sponsor, DYNS and the Investor, and each of the parties hereto agrees to amend the Non-Redemption Agreement as described below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

AMENDMENTS

Section 1.01.    Subject to and effective as of the date that all Other Investors’ Other Non-Redemption Agreements (as each of those terms is defined in Section 2.03) are amended, as described in Section 2.03, the fourth recital of the Non-Redemption Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, in consideration of the Investor’s commitment to, among other things, not redeem the Investor Shares, and subject to the conditions set forth herein, the Sponsor agrees to forfeit such number of Sponsor Shares, rounded down to the nearest whole Sponsor Share, as is equal to the number of Investor Shares held by the Investor as at the time the Merger is consummated multiplied by 11.111% (the “Forfeited Sponsor Shares”) for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, and DYNS agrees to (x) cancel the Forfeited Sponsor Shares for no additional consideration other than the commitments and undertakings of the Investor made to DYNS herein, and (y) issue to the Investor such number of shares of fully paid, non-assessable DYNS Class A common stock as is equal to the number of Forfeited Sponsor Shares (the “New Investor Shares”), in each case, on or promptly following the consummation of the Merger at Closing.”

ARTICLE 2, 4.05

MISCELLANEOUS

Section 2.01.    Effectiveness. The parties hereto hereby agree that, except as specifically provided in this Amendment, the Non-Redemption Agreement shall remain in full force and effect without any other amendments or modifications.

Section 2.02.    Application of Non-Redemption Agreement Provisions. The provisions of Sections 4.02 to 4.05 and 4.07 to 4.13 (in each case, inclusive) of the Non-Redemption Agreement are hereby incorporated into this Amendment by reference and shall be applicable to this Amendment, mutatis mutandis, for all purposes.

Section 2.03.    Acknowledgement. The Investor acknowledges and agrees that (a) DYNS and the Sponsor entered into non-redemption agreements (the “Other Non-Redemption Agreements”) with other investors (the “Other Investors”) concurrently with the execution of the Non-Redemption Agreement, (b) the Other Investors will enter into an amendment to the Other Non-Redemption Agreements, on or about the date hereof, in the same form as this Amendment, and (c) such other amendments referred to in clause (b) will not entitle the Investor to any further or amended rights in respect of the New Investor Shares that may be issued to it under the Non-Redemption Agreement (as amended pursuant to this Amendment). Notwithstanding the foregoing, if DYNS or the Sponsor enter into any amendments to the Other Non-Redemption Agreements that are not on the same terms as this Amendment, then the provisions of Section 2.02 of the Non-Redemption Agreement shall apply to any such amendments or other grant of rights to any Other Investor that are more favorable to such Other Investor than the rights set forth in the Non-Redemption Agreement (as amended pursuant to this Amendment).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed on their behalf as of the date first written above.

SPONSOR DYNAMICS SPONSOR LLC

By:
Name:
Title:

DYNS DYNAMICS SPECIAL PURPOSE CORP.

By:
Name:
Title:

INVESTOR [Name]

By:
Name:	[●]
Title:	[●]

[Signature Page to Amendment No. 1 to Non-Redemption Agreement]